July 20, 2001

                     DREYFUS GROWTH OPPORTUNITY FUND, INC.

                           SUPPLEMENT TO PROSPECTUS

                              DATED JULY 1, 2001

      Douglas D. Ramos, CFA, and Paul Kandel are the Fund's primary portfolio managers, positions they have held since July 2001. Mr. Ramos and Mr. Kandel each has served as portfolio managers for various Dreyfus funds. Mr. Ramos joined Dreyfus in July 1997. For more than five years prior thereto, Mr. Ramos was employed by Loomis, Sayles & Company, L.P., most recently serving as a senior partner and investment counselor. Mr. Kandel joined Dreyfus in 1994 as senior sector manager for the technology and telecommunications industries.

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